UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2003 - April 30, 2004

Item 1: Reports to Shareholders

VANGUARD(R) SELECTED VALUE FUND

APRIL 30, 2004

[GRAPHIC]

SEMIANNUAL REPORT

[THE VANGUARD GROUP(R) LOGO]

HOW TO READ YOUR FUND REPORT
--------------------------------------------------------------------------------
This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------

CONTENTS
   1 LETTER FROM THE CHAIRMAN
   5 REPORT FROM THE ADVISOR
   8 FUND PROFILE
   9 GLOSSARY OF INVESTMENT TERMS
  10 PERFORMANCE SUMMARY
  11 ABOUT YOUR FUND'S EXPENSES
  13 FINANCIAL STATEMENTS

SUMMARY

* The broad U.S. stock market continued to rise during the six months ended April 30, 2004; however, the pace slowed significantly in April as investors worried about inflationary pressures.

* Vanguard Selected Value Fund returned 13.8% during the first six months of its 2004 fiscal year, surpassing the returns of its primary benchmark (+8.3%), its average mutual fund peer (+9.7%), and the broad market (+6.4%).

*    The fund's strong relative result was attributable  mainly to overweighting
     and  favorable   stock   selection  in  the  consumer   staples,   consumer
     discretionary, and energy-related sectors.


WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.
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

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LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholder,


Vanguard Selected Value Fund posted a total return of 13.8% during the first half of its 2004 fiscal year, an excellent result both on an absolute scale and relative to its comparative standards. The fund's focus on undervalued mid-capitalization stocks that pay above-average dividends was in tune with market sentiment during the six-month period.

[PICTURES OF JOHN J. BRENNAN]

The adjacent table shows the total returns--capital change plus reinvested dividends--for the Selected Value Fund and its comparative measures. Information about the per-share components of your fund's total return appears in the table on page 4.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  APRIL 30, 2004
--------------------------------------------------------------------------------
VANGUARD SELECTED VALUE FUND                                               13.8%
Russell Midcap Value Index                                                   8.3
Average Mid-Cap Value Fund*                                                  9.7
Dow Jones Wilshire 5000 Index                                                6.4
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

STOCKS ROSE EARLY ON, THEN GAVE UP SOME OF THEIR GAINS

For most of the fiscal half-year, the broad U.S. stock market rose. But in March and April, stock prices retreated as higher oil prices and reports of robust economic growth provoked fears of inflation. For the six months, the Dow Jones Wilshire 5000 Composite Index returned 6.4%. The Russell 2000 Index, a proxy for small-cap stocks, returned 6.5%, slightly surpassing the 6.1% gain of the mid- to large-cap Russell 1000 Index. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

International   stock  markets  continued  to  provide   attractive  returns  to
U.S.-based investors. Although the U.S. dollar's decline relative to major foreign currencies tailed off somewhat, it still enhanced results from

European markets, where solid gains looked even better when translated from local currencies into dollars. Elsewhere, currency fluctuation played only a minor role.

BOND YIELDS ROSE ON NEWS OF THE STRENGTHENING ECONOMY

In the fixed income markets, interest rates remained low through much of the period but rose sharply in April, propelled by the strength of the economy. For the six months, the yield of the benchmark 10-year U.S. Treasury note increased 22 basis points, from 4.29% to 4.51%. (Indicative of April's notable increase in interest rates, the benchmark note's yield climbed 67 basis points during the month, from 3.84% to 4.51%.) With investors gravitating toward higher-yielding securities, returns of corporate bonds outpaced those of government bonds with similar maturities. High-yield corporate bonds continued their strong showing as the Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, posted a six-month return of 5.5%. Meanwhile, the Lehman Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 1.2%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2004
--------------------------------------------------------------------------------
                                                  SIX        ONE            FIVE
                                               MONTHS       YEAR          YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  6.1%      23.9%           -1.7%
Russell 2000 Index (Small-caps)                   6.5       42.0             6.7
Dow Jones Wilshire 5000 Index                     6.4       26.1            -1.2
(Entire market)
MSCI All Country World Index
ex USA (International)                           11.7       41.3             0.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      1.2%       1.8%            6.7%
(Broad taxable market)
Lehman Municipal Bond Index                       1.2        2.7             5.4
Citigroup 3-Month Treasury Bill Index             0.5        1.0             3.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                             1.6%       2.3%            2.5%
--------------------------------------------------------------------------------
*Annualized.

Short-term interest rates remained low and didn't vary much during the period, staying within a tight range of 0.87% to 0.99%. The yield of the 3-month Treasury bill, a proxy for money market rates, was 0.96% on April 30, just 1 basis point higher than its initial 0.95% yield.

THE FUND WAS IN THE RIGHT PLACES AT THE RIGHT TIMES

The Selected Value Fund's gain of 13.8% for the first half of its 2004 fiscal year marked a continuation of the solid absolute return it posted during the 2003 fiscal year. The fund also outpaced its benchmarks by respectable margins, thanks to a combination of good stock selection and the market's continued preference for undervalued stocks.

The fund's mandate leads its advisor, Barrow, Hanley, Mewhinney & Strauss, to assemble a relatively concentrated portfolio of mid-cap stocks that appear out of favor with investors, yet seem poised for improving earnings. Many of these stocks, which usually feature an attractive dividend yield, are found in cyclical industry sectors such as consumer staples, consumer discretionary, and financial services. Indeed, more than half of your fund's assets were invested in these three sectors as of April 30.

While Selected Value's holdings in the consumer staples and consumer discretionary sectors enjoyed robust increases during the period, returns from the fund's financial services stocks (the fund's largest sector weighting) were more subdued. Consumer discretionary holdings represented roughly 16% of total fund assets on average, but contributed more than 4 percentage points to the fund's return. Consumer staples stocks, which the advisor likewise overweighted relative to the Russell Midcap Value Index, contributed almost 2 percentage points. Financial services stocks represented an average of slightly more than 20% of fund assets, but added only modestly to total return.

Despite the fund's relatively small weightings in the "other" and "other energy" sectors, the advisor's stock selections in both areas contributed significantly to the fund's return. For example, fitness and recreation conglomerate Brunswick enjoyed a powerful advance, representing more than 1 percentage point of the fund's return, while energy-related holdings Kerr-McGee and Reliant Energy also turned in excellent results, driven by higher oil prices and improved earnings.

In keeping with the fund's value orientation, the advisor maintained an aversion to the technology sector. This spared shareholders some pain during the six months, as tech stocks, which rebounded sharply during the latter half of calendar 2003, were among the market's weakest performers during the fiscal half-year.

For more details on the investment environment in which the fund operated and on specific securities that shaped performance, see the Report from the Advisor on page 5.

THE VIRTUES OF A CONSISTENT STRATEGY

As the fund's advisor since its inception more than eight years ago, Barrow, Hanley, Mewhinney & Strauss has consistently followed the same set of investment principles in searching for companies offering an attractive combination of investment value and price. Although this strategy has yielded disappointing returns at times, the advisor's perseverance has been duly rewarded over the long term.

This kind of steadfast approach can be applied to your personal investment portfolio as well. Choosing a mix of stock, bond, and money market mutual funds that fits your goals and risk tolerance--and then sticking with your plan--allows you to participate in the rewards offered by each asset class while helping to mute the slumps that are sure to occur in each. The Selected Value Fund can play a valuable role as one component of a well-diversified portfolio.

Thank you for your ongoing  commitment  to Vanguard  and to the  Selected  Value
Fund.

Sincerely,

[/s/JOHN J. BRENNAN]
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MAY 20, 2004





--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2003-APRIL 30, 2004
                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                              STARTING         ENDING        INCOME      CAPITAL
                           SHARE PRICE    SHARE PRICE     DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Selected Value Fund             $14.10         $15.77         $0.26        $0.00
--------------------------------------------------------------------------------

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REPORT FROM THE ADVISOR
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Vanguard  Selected  Value Fund posted a return of 13.8% for the six months ended
April 30, 2004, compared with results of 8.3% for the Russell Midcap Value Index and 9.7% for the average mid-capitalization value fund.

THE INVESTMENT ENVIRONMENT
In the past six months, stock prices seemed to respond to the significant changes in federal law that greatly reduced taxes on dividends. Our fund has a dividend yield well above that of the overall market and also above the yield of some "value" benchmarks, a factor we think is partially responsible for the fund's favorable performance. Also during the period, the technology stocks that performed so strongly last year failed to produce the hoped-for earnings follow-through, disappointing many investors, while operating leverage in "old" industrials continued to deliver strong profits. Capital spending has not been robust, as capacity utilization has generally remained modest.

Interest rate fears are negatively affecting both the bond and stock markets. This is largely because short-term interest rates are at or below 1%. Moving to a more logical level slightly above 2% (the level of price inflation) would represent a significant percentage increase. While that wouldn't be a catastrophe, it could be disruptive in the short term. All in all, we are expecting only a modest return for the Selected Value Fund for the full fiscal year.

OUR SUCCESSES
We saw notably good results from Brunswick, Royal Caribbean Cruises, and R.J. Reynolds Tobacco Holdings. Brunswick, a leading manufacturer of boats and engines, is benefiting from both increased demand and a significant restructuring that has reduced the cost structure of the business. Royal Caribbean, which continues to benefit from a recovery in demand for cruises, has raised its yield forecast substantially. R.J. Reynolds continues to perform well as the benefits of its planned merger with the U.S. unit of British American Tobacco (Brown & Williamson) become more apparent to the market.

OUR SHORTFALLS
Equity Office Properties was caught up in the significant sell-off of REITs (real estate investment trusts) in the period. Although the company certainly faces some challenges in the office market--particularly with its assets on the West Coast--we believe that its solid asset base, together with the stock's 7.9% yield and considerable discount to a normalized net asset value, make it a solid long-term holding. Dollar General was also caught in a sell-off, as investors dumped discount retailers in response to greater sales increases at specialty chains. We believe that Dollar General offers a sustainable, competitive business model that will take the company back to a premium valuation, based on same-store annual sales growth of more than 3% and a store expansion rate of 10% annually for the foreseeable future. Radian Group underperformed due to a stumble in the company's financial-guarantee business. The stock trades at less than 10 times earnings; in addition, we believe that Radian's core mortgage-insurance business is at the beginning of a sustained recovery and that its diversification planning makes good long-term sense.

OUR PORTFOLIO POSITIONING
We continue to buy stocks of companies that have low price/earnings ratios, low price/book ratios, and high dividend yields, and to sell those that no longer fit in the portfolio. We have been adding to the fund's financial services and health care holdings, believing that each company chosen represents a unique opportunity.

James P. Barrow, PORTFOLIO MANAGER
Mark Giambrone, PORTFOLIO MANAGER
BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

MAY 26, 2004








(A TABLE SHOWING SIGNIFICANT PORTFOLIO CHANGES APPEARS ON PAGE 7.)

--------------------------------------------------------------------------------
SIGNIFICANT PORTFOLIO CHANGES                    SIX MONTHS ENDED APRIL 30, 2004
                           COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS
American Power             This firm dominates the power-surge protection market
Conversion                 for computers, electronic applications, and  smaller-
                           scale telecommunications.   After  the  last earnings
                           report, its stock   fell  precipitously  for  reasons
                           we found explainable,  giving us an outstanding long-
                           term entry point.
--------------------------------------------------------------------------------
People`s Bank              This bank is in a unique situation where returns  are
                           being depressed because of significant excess capital
                           created through the sale of its credit card business.
                           However, given the bank's enviable market position in
                           Connecticut  and  solid   deployment   strategy,   we
                           confidently  expect much higher earnings power in the
                           future.  In the mean-time,  we  are  receiving  a  4%
                           dividend payment.
--------------------------------------------------------------------------------
Weight Watchers            Here  is  a  unique  business  that  has  shown  good
International              growth historically, generates substantial cash flow,
                           and  has   margins  among  the  highest  in corporate
                           America today.   However,  the  stock's valuation has
                           been  depressed by  competition  from  the Atkins and
                           South  Beach   diets.   While there has been a dip in
                           both food  sales and   attendance  at Weight Watchers
                           programs,  we  believe  that  long-term  trends  will
                           return  and  will  boost  the  stock's  valuation  to
                           its historical levels.
--------------------------------------------------------------------------------
Willis                     Group  Holdings  This is one of the  world's  largest
                           insurance brokerage companies. With a market share of
                           only  7%,  Willis  has  an  opportunity  for  organic
                           growth.  This factor,  coupled  with hawkish  expense
                           control and outstanding  capital manage- ment, should
                           lead to an  acceleration of earnings and, we believe,
                           a much higher valuation.
================================================================================
ELIMINATED
El Paso Corporation        A substantial write-down   in reserves   brought into
                           question the long-term earnings power of the business
--------------------------------------------------------------------------------
GlobalSantaFe              This company no longer fit our portfolio profile. The
                           oil- services  stocks,  particularly  drillers,  have
                           high P/E ratios, no yield, and low  predictability of
                           earnings.
--------------------------------------------------------------------------------
Millennium                 Chemicals  We  had  significant  concerns  about  the
                           company's  management,   balance  sheet,  and  margin
                           pressure.
--------------------------------------------------------------------------------
Tenet                      Healthcare      We     were      disappointed      by
                           weaker-than-expected    divestiture   proceeds,   the
                           prospect   of   substantially    slower-than-expected
                           earnings   recovery,   and  a   worrisome   liquidity
                           position.
--------------------------------------------------------------------------------

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FUND PROFILE                                                     AS OF 4/30/2004
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.
--------------------------------------------------------------------------------

SELECTED VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                          COMPARATIVE      BROAD
                                                  FUND         INDEX*    INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                    41            592      5,128
Median Market Cap                                $4.2B          $5.4B     $27.0B
Price/Earnings Ratio                             18.5x          19.0x      22.6x
Price/Book Ratio                                  2.1x           2.0x       2.8x
Yield                                             2.0%           2.1%       1.6%
Return on Equity                                 11.7%          12.6%      16.0%
Earnings Growth Rate                              2.1%           4.5%       6.6%
Foreign Holdings                                  6.2%           0.0%       0.9%
Turnover Rate                                     45%+             --         --
Expense Ratio                                   0.65%+             --         --
Short-Term Reserves                                 3%             --         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                           COMPARATIVE                     BROAD
                                    FUND        INDEX*           FUND    INDEX**
--------------------------------------------------------------------------------
R-Squared                           0.90          1.00           0.71       1.00
Beta                                1.02          1.00           0.88       1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)
                                                       COMPARATIVE         BROAD
                                             FUND           INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                          2%               3%            3%
Consumer Discretionary                         17               13            16
Consumer Staples                               11                5             7
Financial Services                             27               32            23
Health Care                                     5                3            13
Integrated Oils                                 3                2             4
Other Energy                                    4                4             3
Materials & Processing                          5                9             4
Producer Durables                               4                6             4
Technology                                      0                8            13
Utilities                                      11               12             6
Other                                           8                3             4
Short-Term Reserves                            3%               --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)
Triad Hospitals, Inc.                                                       3.3%
(health care)
The Stanley Works                                                            3.2
(household products)
Radian Group, Inc.                                                           3.2
(financial services)
Willis Group Holdings Ltd.                                                   3.1
(insurance)
Brinker International, Inc.                                                  3.1
(restaurants)
Brunswick Corp.                                                              3.1
(automotive and transport)
Hillenbrand Industries, Inc.                                                 3.1
(conglomerate)
Royal Caribbean Cruises, Ltd.                                                3.0
(consumer services)
Pinnacle West Capital Corp.                                                  3.0
(electric utilities)
American Financial Realty Trust REIT                                         3.0
(real estate)
--------------------------------------------------------------------------------
Top Ten                                                                    31.1%
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap        Medium
Style             Value
--------------------------------------------------------------------------------

*Russell Midcap Value Index.
**Dow Jones Wilshire 5000 Index.
+Annualized.

VISIT OUR WEBSITE AT VANGUARD.COM FOR REGULARLY UPDATED FUND INFORMATION.

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GLOSSARY OF INVESTMENT TERMS
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BETA. A measure of the magnitude of a fund's past  share-price  fluctuations  in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                              AS OF 4/30/2004
ALL OF THE RETURNS IN THIS REPORT REPRESENT PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS THAT MAY BE ACHIEVED BY THE FUND. (FOR THE PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE HIGHER OR LOWER THAN THAT CITED, VISIT OUR WEBSITE AT WWW.VANGUARD.COM.) NOTE, TOO, THAT BOTH INVESTMENT RETURNS AND PRINCIPAL VALUE CAN FLUCTUATE WIDELY, SO AN INVESTOR'S SHARES, WHEN SOLD, COULD BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

SELECTED VALUE FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 15, 1996-APRIL 30, 2004

Fiscal Year               Selected Value Fund         Russell Midcap Value Index
1996                                      0.7                                8.3
1997                                     30.9                               32.5
1998                                    -17.8                                5.7
1999                                     -0.6                                5.7
2000                                     19.1                               11.8
2001                                        8                               -1.4
2002                                     -5.4                                 -3
2003                                     27.7                               33.5
2004*                                    13.8                                8.3
--------------------------------------------------------------------------------
*Six months ended April 30, 2004.
Note: See Financial Highlights table on page 17 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              SINCE INCEPTION
                                              ONE    FIVE ----------------------
                           INCEPTION DATE    YEAR   YEARS CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Selected Value Fund             2/15/1996  51.62%  13.07%   7.00%   1.42%  8.42%
Fee-Adjusted Returns*                       50.13   13.07    7.00    1.42   8.42
--------------------------------------------------------------------------------
*Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.

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ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2004
                                      BEGINNING           ENDING        EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING
SELECTED VALUE FUND                  10/31/2003        4/30/2004         PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN                       $1,000           $1,138           $3.46
HYPOTHETICAL 5% RETURN                    1,000            1,047            3.31
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown are meant to highlight your ongoing costs only; they do not include your fund's low-balance fee or the 1% redemption fee that applies to shares held for less than five years. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                                         AVERAGE
                                                                         MID-CAP
                                                             FUND     VALUE FUND
--------------------------------------------------------------------------------
Selected Value Fund                                         0.65%         1.56%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

--------------------------------------------------------------------------------
AS OF 4/30/2004
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
SELECTED VALUE FUND                                       SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.0%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.1%)
   Genuine Parts Co.                                     938,600    $     33,602
                                                                    ------------
CONSUMER DISCRETIONARY (17.3%)
   The Stanley Works                                   1,219,200          51,828
*  Brinker International, Inc.                         1,297,200          49,890
   Royal Caribbean Cruises, Ltd.                       1,202,500          48,737
   Dollar General Corp.                                2,167,900          40,670
*  Service Corp. International                         5,226,900          38,627
   Viad Corp.                                            911,300          22,746
*  Weight Watchers
   International, Inc.                                   647,300          25,244
                                                                    ------------
                                                                         277,742
                                                                    ------------
CONSUMER STAPLES (11.4%)
*  Dean Foods Co.                                      1,412,750          47,440
   Carolina Group                                      1,763,600          46,277
   R.J. Reynolds
   Tobacco Holdings, Inc.                                695,400          45,041
   UST, Inc.                                           1,170,700          43,562
                                                                    ------------
                                                                         182,320
                                                                    ------------
FINANCIAL SERVICES (27.0%)
   BANKS--OUTSIDE NEW YORK (5.0%)
   The South Financial Group, Inc.                     1,561,400          43,251
   TCF Financial Corp.                                   766,200          37,965
   FINANCIAL MISCELLANEOUS (3.2%)
   Radian Group, Inc.                                  1,110,000        $ 51,626

   INSURANCE--MULTILINE (7.6%)
   Willis Group Holdings Ltd.                          1,374,400          49,905
*  WellChoice Inc.                                       913,400          38,728
   American Financial Group, Inc.                      1,074,700          32,993

   INSURANCE--PROPERTY-CASUALTY (3.5%)
   XL Capital Ltd. Class A                               417,700          31,891
   Axis Capital Holdings Ltd.                            877,200          23,904

   REAL ESTATE INVESTMENT TRUSTS (5.3%)
   American Financial
   Realty Trust REIT                                   3,256,900          48,202
   Equity Office Properties
   Trust REIT                                          1,453,700          36,590

   RENT & LEASE SERVICES--COMMERCIAL (1.7%)
   Ryder System, Inc.                                    732,600          26,952

   SAVINGS & LOAN (0.7%)
   People's Bank                                         247,200          10,435
                                                                    ------------
                                                                         432,442
                                                                    ------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                          SHARES           (000)
--------------------------------------------------------------------------------
HEALTH CARE (5.3%)
*  Triad Hospitals, Inc.                               1,541,000    $     52,409
   Mylan Laboratories, Inc.                            1,386,400          31,762
                                                                    ------------
                                                                          84,171
                                                                    ------------
INTEGRATED OILS (2.8%)
   Marathon Oil Corp.                                  1,359,200          45,615
                                                                    ------------
OTHER ENERGY (4.5%)
   Kerr-McGee Corp.                                      982,400          48,069
*  Reliant Energy, Inc.                                2,842,000          23,617
                                                                    ------------
                                                                          71,686
                                                                    ------------
MATERIALS & PROCESSING (4.8%)
   MeadWestvaco Corp.                                  1,753,200          45,846
   Eastman Chemical Co.                                  723,900          30,816
                                                                    ------------
                                                                          76,662
                                                                    ------------
PRODUCER DURABLES (4.3%)
   Goodrich Corp.                                      1,545,100          44,484
   American Power
   Conversion Corp.                                    1,316,800          24,572
                                                                    ------------
                                                                          69,056
                                                                    ------------
UTILITIES (11.5%)
   Pinnacle West Capital Corp.                         1,239,400          48,411
   Entergy Corp.                                         762,600          41,638
   FirstEnergy Corp.                                     953,800          37,294
   Xcel Energy, Inc.                                   2,050,000          34,297
   CenterPoint Energy Inc.                             2,171,000          23,425
                                                                    ------------
                                                                         185,065
                                                                    ------------
OTHER (8.0%)
   Brunswick Corp.                                     1,200,100          49,336
   Hillenbrand Industries, Inc.                          726,300          49,025
   ITT Industries, Inc.                                  368,700          29,234
                                                                    ------------
                                                                         127,595
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $1,301,183)                                                      1,585,956
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
1.04%, 5/3/2004                                          $55,061          55,061
1.04%, 5/3/2004--Note G                                   67,440          67,440
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(COST $122,501)                                                          122,501
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.6%)
(COST $1,423,684)                                                      1,708,457
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                $     10,520
Security Lending Collateral
Payable to Brokers--Note G                                              (67,440)
Other Liabilities                                                       (48,530)
                                                                    ------------
                                                                       (105,450)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 101,675,064 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                             $1,603,007
================================================================================

NET ASSET VALUE PER SHARE                                                 $15.77
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT APRIL 30, 2004, NET ASSETS CONSISTED OF:
                                                            AMOUNT           PER
                                                             (000)         SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                         $1,394,895        $13.72
Undistributed Net
Investment Income                                            2,543           .03
Accumulated Net
Realized Losses                                           (79,204)         (.78)
Unrealized Appreciation                                    284,773          2.80
--------------------------------------------------------------------------------
NET ASSETS                                              $1,603,007        $15.77
================================================================================

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

---------------------------------------------------------------------------------------------------
                                                                                SELECTED VALUE FUND
                                                                    SIX MONTHS ENDED APRIL 30, 2004
                                                                                              (000)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                                                  $ 15,476
Interest                                                                                        272
Security Lending                                                                                 23
---------------------------------------------------------------------------------------------------
Total Income                                                                                 15,771
---------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
Basic Fee                                                                                     1,706
Performance Adjustment                                                                          345
The Vanguard Group--Note C
Management and Administrative                                                                 2,559
Marketing and Distribution                                                                       90
Custodian Fees                                                                                    8
Shareholders' Reports                                                                            17
Trustees' Fees and Expenses                                                                       1
---------------------------------------------------------------------------------------------------
Total Expenses                                                                                4,726
Expenses Paid Indirectly--Note D                                                              (177)
---------------------------------------------------------------------------------------------------
Net Expenses                                                                                  4,549
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                        11,222
---------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                                     (13,996)
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                   179,037
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            $176,263
===================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------
                                                                                 SELECTED VALUE FUND
                                                                            ------------------------------
                                                                               SIX MONTHS             YEAR
                                                                                    ENDED            ENDED
                                                                            APR. 30, 2004    OCT. 31, 2003
                                                                                    (000)            (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                                                            $ 11,222       $   22,633
Realized Net Gain (Loss)                                                         (13,996)          (7,606)
Change in Unrealized Appreciation (Depreciation)                                  179,037          254,789
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                   176,263          269,816
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income                                                            (23,825)         (22,483)
Realized Capital Gain                                                                  --               --
----------------------------------------------------------------------------------------------------------
Total Distributions                                                              (23,825)         (22,483)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
Issued                                                                            266,836          218,587
Issued in Lieu of Cash Distributions                                               20,859           19,975
Redeemed*                                                                       (102,288)        (278,749)
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share Transactions                           185,407         (40,187)
----------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                                         337,845          207,146
----------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                                                             1,265,162        1,058,016
----------------------------------------------------------------------------------------------------------
End of Period                                                                  $1,603,007       $1,265,162
==========================================================================================================

1Shares Issued (Redeemed)
Issued                                                                             17,219           18,014
Issued in Lieu of Cash Distributions                                                1,398            1,748
Redeemed                                                                          (6,674)         (23,913)
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding                                      11,943          (4,151)
==========================================================================================================

*Net of redemption fees of $369,000 and $1,003,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


SELECTED VALUE FUND

-----------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS           YEAR ENDED OCTOBER 31,
                                                                ENDED
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         APRIL 30, 2004     2003    2002     2001     2000     1999
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $14.10   $11.27  $12.07   $11.42   $ 9.75   $10.23
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                             .12      .25     .21      .15      .27      .12
Net Realized and Unrealized Gain (Loss) on Investments*          1.81     2.82   (.84)      .74     1.56    (.19)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 1.93     3.07   (.63)      .89     1.83    (.07)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                            (.26)    (.24)   (.17)    (.24)    (.16)    (.08)
Distributions from Realized Capital Gains                          --       --      --       --       --    (.33)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.26)    (.24)   (.17)    (.24)    (.16)    (.41)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $15.77   $14.10  $11.27   $12.07   $11.42   $ 9.75
=================================================================================================================
TOTAL RETURN**                                                 13.79%   27.74%  -5.38%    7.95%   19.10%   -0.61%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                           $1,603   $1,265  $1,058     $903     $152     $193
Ratio of Total Expenses to Average Net Assets+                0.65%++    0.78%   0.74%    0.70%    0.63%    0.73%
Ratio of Net Investment Income to Average Net Assets          1.53%++    2.05%   1.63%    1.67%    2.40%    1.31%
Portfolio Turnover Rate                                         45%++      40%     50%      67%      40%     102%
=================================================================================================================

*Includes increases from redemption fees of $.00 in 2004, $.01 in 2003, $.01 in 2002, and $.00 in 2001.
**Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years. +Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.11%, 0.06%, (0.03%), (0.23%), and (0.17%).
++Annualized.



SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Russell Midcap Index for periods prior to August 1, 2001, and the new benchmark, the Russell Midcap Value Index, beginning August 1, 2001. The benchmark change will be fully phased in by August 2004.

For the six months ended April 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund's average net assets before an increase of $345,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2004, the fund had contributed capital of $232,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.23% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2004, these arrangements reduced the fund's expenses by $177,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2003, the fund had available realized losses of $65,143,000 to offset future net capital gains of $2,092,000 through October 31, 2007, $1,032,000 through October 31, 2008, $54,412,000 through October 31, 2010, and $7,607,000 through October 31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2004, net unrealized appreciation of investment securities for tax purposes was $284,773,000, consisting of unrealized gains of $300,813,000 on securities that had risen in value since their purchase and $16,040,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2004, the fund purchased $507,566,000 of investment securities and sold $323,765,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2004, was $65,719,000, for which the fund held cash collateral of $67,440,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the       Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief          The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,    served by The Vanguard Group.
                     and Trustee
                     (129)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT          TRUSTEES
CHARLES D. ELLIS     Trustee               The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                 to Greenwich Associates (international business strategy consulting);
January 2001                               Successor Trustee of Yale University; Overseer of the Stern School of
                                           Business at New York University; Trustee of the Whitehead Institute
                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee               Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                 Chairman (January-September 1999), and Vice President (prior to
December 2001                              September 1999) of Rohm and Haas Co. (chemicals); Director of
                                           Technitrol, Inc. (electronic components), and Agere Systems (commu-
                                           nications components); Board Member of the American Chemistry
                                           Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee               Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                 Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                     consumer products); Director of the University Medical Center at
July 1998                                  Princeton and Women's Research and Education Institute.
------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee               Chemical Bank Chairman's Professor of Economics, Princeton
(1932)               (127)                 University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                   ment fund) (since November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management firm) (since November 2001),
                                           Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                           (software company).
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

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All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The  photographs  that  appear on the cover of this  report are  copyrighted  by
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FOR MORE INFORMATION
This report is intended for the fund's  shareholders.  It may not be distributed
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To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
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www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.


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FUND INFORMATION
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(C)2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q9342 062004

VANGUARD(R) MID-CAP GROWTH FUND
APRIL 30, 2004

SEMIANNUAL REPORT

[THE VANGUARD GROUP LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).


--------------------------------------------------------------------------------
CONTENTS

1 LETTER FROM THE CHAIRMAN

5 REPORT FROM THE ADVISOR

7 FUND PROFILE

8 GLOSSARY OF INVESTMENT TERMS

9 PERFORMANCE SUMMARY

10 ABOUT YOUR FUND'S EXPENSES

12 FINANCIAL STATEMENTS

19 ADVANTAGES OF VANGUARD.COM

SUMMARY

o Vanguard Mid-Cap Growth Fund returned -2.4% during the first half of its 2004 fiscal year, well below the returns of its comparative standards.

o The fund's strategy emphasizes companies with the promise of strong growth. The market's preference was for companies with more predictable, but less impressive, prospects.

o    Signs of inflation made stock and bond investors wary.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN


Dear Shareholder,

During the six months ended April 30, 2004, Vanguard Mid-Cap Growth Fund returned -2.4%, trailing the returns of its comparative standards, as shown in the table below. The fund's emphasis on companies that are priced in expectation of rapid, future growth did not resonate in a market whose tone had turned cautious.

------------------------------------------------
TOTAL RETURNS                   SIX MONTHS ENDED
                                  APRIL 30, 2004
------------------------------------------------
Vanguard Mid-Cap Growth Fund            -2.4%
Russell Midcap Growth Index              5.7
Average Mid-Cap Growth Fund*             2.6
Dow Jones Wilshire 5000 Index            6.4
------------------------------------------------
*Derived from data provided by Lipper Inc.


The fund made no distributions during the fiscal half-year, and thus, its total return was made up only of capital change. The fund's starting and ending net asset values appear in a table on page 4.

STOCKS ROSE EARLY ON, THEN
GAVE UP SOME OF THEIR GAINS

For most of the fiscal half-year ended April 30, the broad U.S. stock market advanced. However, in March and April, stock prices retreated somewhat as higher oil prices and reports of robust economic growth provoked fears of inflation. For the six months, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%. The Russell 2000 Index, a proxy for small-capitalization stocks, returned 6.5%, slightly surpassing the 6.1% gain of the mid- to large-cap Russell 1000 Index. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

International stock markets continued to provide attractive returns to U.S.-based investors. Although the U.S. dollar's decline relative to major foreign currencies tailed off somewhat, it still enhanced results from European markets, where solid gains looked even better when translated from local currencies into dollars. Elsewhere, currency fluctuation played only a minor role.

BOND YIELDS ROSE ON NEWS OF THE STRENGTHENING ECONOMY

In the fixed income markets, interest rates remained low through much of the period but rose sharply in April, propelled by the strength of the economy. For the six months, the yield of the benchmark 10-year U.S. Treasury note increased 22 basis points, from 4.29% to 4.51%. (Indicative of April's notable increase in interest rates, the benchmark note's yield climbed 67 basis points during the month, from 3.84% to 4.51%.) Returns of corporate bonds outpaced those of government bonds with similar maturities. High-yield corporate bonds continued their strong showing as the Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, posted a 6-month return of 5.5%. Meanwhile, the Lehman Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 1.2%.

Short-term interest rates remained low and didn't vary much during the period, staying within a tight range of 0.87% to 0.99%. The yield of the 3-month Treasury bill, a proxy for money market rates, was 0.96% on April 30, just 1 basis point higher than its initial 0.95% yield.


--------------------------------------------------------------------------------
MARKET BAROMETER                                             TOTAL RETURNS
                                              PERIODS ENDED APRIL 30, 2004
--------------------------------------------------------------------------------
                                               SIX         ONE        FIVE
                                            MONTHS        YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                6.1%       23.9%       -1.7%
Russell 2000 Index (Small-caps)                6.5        42.0         6.7
Dow Jones Wilshire 5000 Index                  6.4        26.1        -1.2
 (Entire market)
MSCI All Country World Index
  ex USA (International)                      11.7        41.3         0.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    1.2%        1.8%        6.7%
  (Broad taxable market)
Lehman Municipal Bond Index                    1.2         2.7         5.4
Citigroup 3-Month Treasury Bill Index          0.5         1.0         3.3
================================================================================
Consumer Price Index                           1.6%        2.3%        2.5%
--------------------------------------------------------------------------------
*Annualized.



THE FUND'S TECH STOCKS RETREATED

Some of the same sectors that generated exceptional returns in fiscal 2003 depressed Vanguard Mid-Cap Growth Fund's performance during the first half of fiscal 2004. The most notable detractor was technology. Despite strong growth in sales and earnings, the stock prices of many of the fund's technology companies fell sharply--by more than -17% on average. The market's more cautious mood made investors less willing to accord high prices to companies that are expected to generate their greatest growth and earnings in the future. Instead, investors favored stocks in reliable, if slow-growing, industries such as consumer staples and utilities--two sectors to which the fund had little exposure.

--------------------------------------
The market's caution was at odds with
the fund's emphasis on fast-growing
companies.
--------------------------------------

Vanguard Mid-Cap Growth Fund's health care stocks were also a disappointment. As a group, these holdings generated a modest positive return, but their performance was inferior to that of health care stocks in general and was insufficient to compensate for the poor returns of the fund's tech stocks. For more detail about particular fund holdings, please see the Report from the Advisor, which starts on page 5.

It's worth remembering that a six-month review sheds little light on a mutual fund's performance, particularly one investing in mid-cap growth stocks, a group of securities that tends to be more volatile than the stock market as a whole. Over a longer period of review, the fund's successes--and risks--have been much more apparent. The advisor, Provident Investment Counsel, has delivered a strong record of long-term performance, largely through concentrated investment in superior stock selections. Since its December 1997 inception, the fund has returned an average of 10.8% a year, more than double the return of the Russell Midcap Growth Index. In shorter periods, however, this investment approach has produced significant declines in value.

MAKE A SOUND PLAN AND STICK TO IT

Vanguard Mid-Cap Growth Fund seemed to emerge from the punishing bear market on a rocket, returning 37.5% in fiscal 2003. During the past six months, the fund's engines stalled. The same was true of the broad stock market, though to a lesser extent. The best response to the financial markets' unpredictable to-and-fros is to develop a plan and stick with it. A sensible plan includes a mix of stock, bond, and money market funds weighted in proportions appropriate to your unique circumstances. When a tough period strikes one asset class, some of the pain can be offset by better performance in another. Over time, this simple, balanced approach puts you in a good position to meet your financial goals.

We thank you for entrusting your assets to us.



Sincerely,


/S/ JOHN J. BRENNAN
John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MAY 20, 2004



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2003-APRIL 30, 2004

                                                        DISTRIBUTIONS PER SHARE
                                                    ----------------------------
                                STARTING        ENDING          INCOME   CAPITAL
                             SHARE PRICE   SHARE PRICE       DIVIDENDS     GAINS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund               $14.22        $13.88           $0.00     $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

THE INVESTMENT ENVIRONMENT

Last year ended with mid-cap growth stocks advancing in November and December, and the trend continued into the first part of 2004. However, since March the equity market has suffered from investors' concerns about the possibility of rising inflation and higher interest rates. Additionally, events in Iraq and the heightened threat of terrorism around the globe have taken their toll on investor psychology. Although these matters could continue to affect the stock market in the short run, corporate earnings are always the best indicator of stock market values. And the earnings environment for U.S. companies is still positive.

In 2003, companies that exhibited higher growth rates led market returns. Conversely, so far this year the market has been dominated by more defensive industries such as consumer staples--food companies and other makers of basic provisions that tend to produce reliable earnings in any economic environment. Thus, within the mid-cap market, the past six months were marked by strong sector rotation. These market forces explain part of the Mid-Cap Growth Fund's underperformance relative to benchmarks; the fund remains positioned for a market that we believe will gravitate back to those companies with the highest achievable revenue and earnings growth rates.

----------------------------------------------------
INVESTMENT PHILOSPHY
The advisor believes that superior long-term
investment results can be achieved by selecting
stocks of midsize U.S. companies that have
attractive prospects for sustainable growth
in both sales and profits. In particular, the
advisor emphasizes companies that are operating
in emerging and high-growth setors of the economy.
----------------------------------------------------

THE FUND'S SUCCESSES

Over the past six months, the portfolio's higher-than-index weighting in energy stocks helped relative performance, with a notable boost coming from XTO Energy (exploration and production). In other sectors, a diverse mix of companies advanced strongly to contribute to our relative performance. Good performers included Royal Caribbean Cruises, Symantec (security software), and Caremark Rx (prescription benefits management).

THE FUND'S SHORTFALLS

Weak stock selection in the technology sector hurt our relative performance over the six months. Detractors in the group included SanDisk (storage products based on flash memory), QLogic (storage networking equipment), and Amkor Technology (semiconductor packaging and testing). Relative to benchmarks, the fund also suffered from poor stock selection in the health care sector, where ICOS (biopharmaceuticals) and Taro Pharmaceutical (generic drugs) were our worst performers.

THE OUTLOOK

We certainly acknowledge that the U.S. stock market faces risks. First, the war in Iraq and its associated financial and psychological costs could continue to cloud investors' outlook, particularly if the situation erodes further. Second, inflation fears--and a consequent rise in short-term interest rates--are likely to plague equity returns off and on for some time. While we are quite mindful of these risks, the portfolio is well diversified and we are managing stock-specific risk through focused fundamental research.

Since early last year, our research has shown that a very strong business backdrop exists for leading mid-cap growth companies in several industries. This finding has been validated in large part by rising earnings forecasts at many of our companies. In 2003, the portfolio's large allocation to some of the fastest-growing companies benefited shareholders; so far this year it has not. Indeed, the market's recent performance seems to signal a general expectation that there will be a significant corporate earnings slowdown in the near future. If that occurred, it would mean we've just seen one of the shortest periods of earnings recovery in recent cycles. In the meantime, however, the market has ignored or discounted the earnings power of many high-growth companies that still show signs of fundamental strength.

We have conviction that ultimately the market will overlook the current geopolitical fears and interest rate concerns, and will reward those companies that are producing superior revenue and earnings growth--an event we expect to see during the course of this year.

EVELYN D. LAPHAM, CFA, MANAGING DIRECTOR
JOHN J. YOON, CFA, SENIOR VICE PRESIDENT
PROVIDENT INVESTMENT COUNSEL, INC.
MAY 26, 2004

AS OF 4/30/2004

FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.

----------------------------------------------------------------------
MID-CAP GROWTH FUND
----------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                             COMPARATIVE        BROAD
                              FUND                INDEX*      INDEX**
----------------------------------------------------------------------
Number of Stocks                66                   451        5,128
Median Market Cap            $3.6B                 $5.5B       $27.0B
Price/Earnings Ratio         37.9x                 29.6x        22.6x
Price/Book Ratio              3.8x                  4.0x         2.8x
Yield                         0.0%                  0.5%         1.6%
Return on Equity             14.4%                 18.2%        16.0%
Earnings Growth Rate         19.4%                 19.0%         6.6%
Foreign Holdings              7.4%                  0.0%         0.9%
Turnover Rate                107%Y                    --           --
Expense Ratio               0.50%Y                    --           --
Short-Term Reserves             5%                    --           --
----------------------------------------------------------------------


---------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Royal Caribbean Cruises, Ltd.            3.1%
  (consumer services)
Navistar International Corp.             2.7
  (automotive and transport)
CIT Group Inc.                           2.3
  (financial services)
Manpower Inc.                            2.1
  (business services)
Strayer Education, Inc.                  2.1
  (education)
Brunswick Corp.                          2.1
  (automotive and transport)
Hyperion Solutions Corp.                 2.1
  (computer software)
Williams-Sonoma, Inc.                    2.0
  (retail)
Cognizant Technology Solutions Corp.     2.0
  (computer services)
Tektronix, Inc.                          2.0
  (electronics)
---------------------------------------------
Top Ten 22.5%
---------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.


------------------------------------------------------------
VOLATILITY MEASURES
                          COMPARATIVE                 BROAD
                 FUND          INDEX*    FUND       INDEX**
------------------------------------------------------------
R-Squared        0.91            1.00    0.75          1.00
Beta             0.95            1.00    1.18          1.00
------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                             COMPARATIVE        BROAD
                                    FUND          INDEX*      INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                  4%           2%            3%
Consumer Discretionary                26           28            16
Consumer Staples                       0            2             7
Financial Services                     3           11            23
Health Care                           22           21            13
Integrated Oils                        0            0             4
Other Energy                           5            4             3
Materials & Processing                 0            4             4
Producer Durables                      6            7             4
Technology                            23           19            13
Utilities                              4            1             6
Other                                  2            1             4
--------------------------------------------------------------------------------
Short-Term Reserves                    5%         --             --
--------------------------------------------------------------------------------

------------------------------------
INVESTMENT FOCUS

MARKET CAP      MEDIUM
STYLE           GROWTH


*Russell Midcap Growth Index.
**Dow Jones Wilshire 5000 Index.
+Annualized.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
turnover  rate. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

AS OF 4/30/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.


MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1997-APRIL 30, 2004

FISCAL YEAR    MID-CAP      RUSSELL MIDCAP
               GROWTH FUND    GROWTH INDEX
 1998              5.3              0.1
 1999             50.7             37.7
 2000             97.1             38.7
 2001            -46.0            -42.8
 2002            -15.4            -17.6
 2003             37.5             39.3
 2004*            -2.4             5.74
--------------------------------------------------------------------------------
*Six months ended April 30, 2004.
Note: See Financial Highlights table on page 16 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                           SINCE INCEPTION
                                       ONE     FIVE   --------------------------
                      INCEPTION DATE  YEAR    YEARS    CAPITAL  INCOME    TOTAL
--------------------------------------------------------------------------------
Mid-Cap Growth Fund       12/31/1997 43.89%   9.29%     12.04%   0.00%   12.04%
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2004

                                BEGINNING            ENDING         EXPENSES
                            ACCOUNT VALUE     ACCOUNT VALUE      PAID DURING
MID-CAP GROWTH FUND            10/31/2003         4/30/2004          PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return                 $1,000             $ 976            $2.46
Hypothetical 5% Return              1,000             1,048             2.55
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.



Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

----------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
----------------------------------------------------------------
                                                         AVERAGE
                                                         MID-CAP
                                            FUND     GROWTH FUND
----------------------------------------------------------------
Mid-Cap Growth Fund                        0.50%          1.70%*
----------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

AS OF 4/30/2004

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
MID-CAP GROWTH FUND                               SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.2%)
--------------------------------------------------------------------------------

AUTO & Transportation (4.4%)
* Navistar International Corp.                   227,150      $ 10,256
  Southwest Airlines Co.                         441,700         6,307
                                                                ------
                                                                16,563
                                                                ------
CONSUMER DISCRETIONARY (26.3%)
 CASINOS & Gambling (1.3%)
 International Game Technology                   132,650         5,006

CONSUMER ELECTRONICS (1.9%)
* Activision, Inc.                               251,200         3,783
* VeriSign, Inc.                                 213,950         3,451

EDUCATION--SERVICES (4.9%)
  Strayer Education, Inc.                         63,014         7,875
* Education Management Corp.                     158,128         5,607
* Corinthian Colleges, Inc.                      164,200         5,028

LEISURE TIME (3.1%)
Royal Caribbean Cruises, Ltd.                    288,550        11,695

RADIO & Television Broadcasters (1.8%)
* Univision Communications Inc.                  198,040         6,704

RETAIL (3.1%)
* Williams-Sonoma, Inc.                          235,450         7,647
* Dollar Tree Stores, Inc.                       150,558         4,057

SERVICES--COMMERCIAL (7.1%)
  Manpower Inc.                                  172,490         8,090
* Iron Mountain, Inc.                            142,650         6,492
  Cintas Corp.                                   134,700         6,056
* Monster Worldwide Inc.                         233,800         5,988

TEXTILES--APPAREL MANUFACTURING (2.2%)
* Coach, Inc.                                    106,930         4,555
* Columbia Sportswear Co.                         71,300         3,796

TOYS (0.9%)
* Marvel Enterprises Inc.                        187,400         3,559
                                                               -------
                                                                99,389
                                                               -------
FINANCIAL SERVICES (3.2%)
CIT Group Inc.                                   257,000         8,833
Friedman, Billings,
 Ramsey Group, Inc. REIT                         178,950         3,311
                                                               -------
                                                                12,144
                                                               -------
HEALTH CARE (21.8%)
  Omnicare, Inc.                                 175,750         7,290
* INAMED Corp.                                   119,850         7,052
* Express Scripts Inc.                            88,500         6,845
* Caremark Rx, Inc.                              192,400         6,513
* Stericycle, Inc.                               135,950         6,501
* Zimmer Holdings, Inc.                           80,150         6,400
* Varian Medical Systems, Inc.                    71,300         6,120
* Cytyc Corp.                                    240,450         5,146

--------------------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                  SHARES         (000)
--------------------------------------------------------------------------------
* ICOS Corp.                                     151,250         4,838
* Neurocrine Biosciences, Inc.                    67,950         4,460
* Taro Pharmaceutical Industries Ltd.             93,586         4,048

* Eyetech Pharmaceuticals Inc.                   111,150         3,974
* Millipore Corp.                                 71,900         3,770
* Protein Design Labs, Inc.                      153,800         3,765
* Kinetic Concepts, Inc.                          77,150         3,734
* Angiotech Pharmaceuticals, Inc.                 90,250         1,882
                                                               -------
                                                                82,338
                                                               -------
OTHER ENERGY (5.0%)

* Patterson-UTI Energy, Inc.                     147,550         5,340
  ENSCO International, Inc.                      186,255         5,098
  XTO Energy, Inc.                               182,448         4,871
  GlobalSantaFe Corp.                            138,300         3,647
                                                                ------
                                                                18,956
                                                                ------

PRODUCER DURABLES (5.6%)
  Tektronix, Inc.                                252,100         7,462
* Polycom, Inc.                                  267,100         5,096
* Thermo Electron Corp.                          166,400         4,859
  Herman Miller, Inc.                            144,300         3,792
                                                                ------
                                                                21,209
                                                                ------
TECHNOLOGY (23.9%)
* Hyperion Solutions Corp.                       204,000         7,830
* Cognizant Technology
  Solutions Corp.                                172,500         7,462
* TIBCO Software Inc.                            858,600         6,439
* Comverse Technology, Inc.                      384,750         6,295
* SINA.com                                       209,000         5,956
  Adobe Systems, Inc.                            140,950         5,827
* Jabil Circuit, Inc.                            220,309         5,814
  Maxim Integrated Products, Inc.                119,450         5,493
* Macromedia, Inc.                               253,450         5,221
* Mercury Interactive Corp.                      112,800         4,800
* Juniper Networks, Inc.                         213,950         4,681
* Cree, Inc.                                     247,050         4,583
* Network Appliance, Inc.                        245,400         4,569
* ATI Technologies Inc.                          300,200         4,368
* Symantec Corp.                                  86,550         3,899
  Rockwell Automation, Inc.                      104,500         3,416
* SanDisk Corp.                                  147,600         3,411
                                                               -------
                                                                90,064
                                                               -------

UTILITIES (3.9%)
* Nextel Partners, Inc.                          545,600         7,284
* NII Holdings Inc.                              129,350         4,527
* UnitedGlobalCom Inc. Class A                   394,700         2,952
                                                                ------
                                                                14,763
                                                                ------
OTHER (2.1%)
 Brunswick Corp.                                 190,700         7,840
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $346,093)                            363,266
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                    FACE        MARKET
                                                  AMOUNT        VALUE*
                                                   (000)         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
1.04%, 5/3/2004                                  $17,690      $ 17,690
1.04%, 5/3/2004--Note G                            8,401         8,401
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $26,091)                 26,091
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.1%) (Cost $372,184)                     389,357
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                             7,314
Liabilities--Note G                                           (19,055)
                                                              --------
                                                              (11,741)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 27,197,669 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                     $377,616
================================================================================
NET ASSET VALUE PER SHARE                                       $13.88
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT APRIL 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                  AMOUNT           PER
                                                   (000)         SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                 $367,194        $13.49
Accumulated Net
  Realized Losses                                  (127)            --
Accumulated Net
 Realized Losses                                 (6,624)         (.24)
Unrealized Appreciation                           17,173           .63
--------------------------------------------------------------------------------
NET ASSETS                                      $377,616        $13.88
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                             MID-CAP GROWTH FUND
                                                 SIX MONTHS ENDED APRIL 30, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                                 $ 480
 Interest                                                                     76
 Security Lending                                                             11
--------------------------------------------------------------------------------
 Total Income                                                                567
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
 Basic Fee                                                                   459
 Performance Adjustment                                                     (72)
The Vanguard Group--Note C
 Management and Administrative                                               401
 Marketing and Distribution                                                   25
Custodian Fees                                                                 4
Shareholders' Reports                                                          5
--------------------------------------------------------------------------------
Total Expenses                                                               822
Expenses Paid Indirectly--Note D                                           (180)
--------------------------------------------------------------------------------
Net Expenses                                                                 642
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                (75)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                     1,591
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                               (14,391)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(12,875)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                       MID-CAP GROWTH FUND
                                              ----------------------------------
                                              SIX MONTHS                  YEAR
                                                   ENDED                 ENDED
                                           APR. 30, 2004         OCT. 31, 2003
                                                   (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)                      $ (75)               $ (149)
Realized Net Gain (Loss)                           1,591                1,145
Change in Unrealized Appreciation
        (Depreciation)                          (14,391)               34,339
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                     (12,875)               35,335
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income                                --                   --
Realized Capital Gain                                --                   --
--------------------------------------------------------------------------------
  Total Distributions                                --                   --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
Issued                                           219,836              215,127
Issued in Lieu of Cash Distributions                 --                    --
Redeemed                                        (76,546)              (33,827)
--------------------------------------------------------------------------------
 Net Increase (Decrease) from
 Capital Share Transactions                      143,290              181,300
--------------------------------------------------------------------------------
Total Increase (Decrease)                        130,415              216,635
--------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                              247,201               30,566
--------------------------------------------------------------------------------
End of Period                                   $377,616             $247,201
================================================================================
1Shares Issued (Redeemed)
Issued                                            15,077               17,167
Issued in Lieu of Cash Distributions                 --                    --
Redeemed                                         (5,263)               (2,740)
--------------------------------------------------------------------------------
 Net Increase (Decrease) in Shares Outstanding     9,814                14,427
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
                                                SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                       APRIL 30,    ----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2004    2003        2002    2001    2000    1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $14.22  $10.34      $12.22  $29.84  $15.87  $10.53
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income (Loss)                                 --   (.01)       (.10)    (.09)  (.22)   (.11)
 Net Realized and Unrealized Gain (Loss)on Investments     (.34)    3.89      (1.78)  (10.82)  15.13    5.45
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         (.34)    3.88      (1.88)  (10.91)  14.91    5.34
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --      --          --      --      --      --
 Distributions from Realized Capital Gains                    --      --          --  (6.71)   (.94)      --
------------------------------------------------------------------------------------------------------------
 Total Distributions                                          --      --          --  (6.71)   (.94)      --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $13.88  $14.22      $10.34  $12.22  $29.84  $15.87
============================================================================================================
TOTAL RETURN                                              -2.39%  37.52%     -15.38% -45.99%  97.09%  50.71%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                        $378    $247         $31     $30     $36     $12
Ratio of Total Expenses to Average Net Assets*           0.50%**   0.63%      1.24%+  1.39%+  1.39%+  1.39%+
Ratio of Net Expenses to Average Net Assets-Note D*      0.39%**   0.48%       1.24%   1.39%   1.39%   1.39%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                     (.05%)**  (0.18%)    (1.02%) (1.02%) (1.03%) (1.03%)
Portfolio Turnover Rate                                   107%**    106%        221%    149%    186%    145%
============================================================================================================

* Includes performance-based investment advisory fee increases (decreases) of (0.04%) for 2004, (0.06%) for 2003, and 0.00% for 2002.
**   Annualized.
+ Includes the fund's share of expenses, net of fees waived and expenses absorbed, allocated from Provident Investment Counsel Mid Cap Portfolio, which was the fund's sole investment prior to June 29, 2002. Expense ratios before waivers and reimbursements of expenses were 1.68%, 2.17%, 2.19%, and 3.99%, respectively.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Provident Investment Counsel, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance since July 31, 2002, relative to the Russell Midcap Growth Index. For the six months ended April 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.28% of the fund's average net assets before a decrease of $72,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2004, the fund had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.05% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2004, these arrangements reduced the fund's expenses by $180,000 (an annual rate of 0.11% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2003, the fund had available realized losses of $8,123,000 to offset future net capital gains of $5,623,000 through October 31, 2009, and $2,500,000 through October 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2004, net unrealized appreciation of investment securities for tax purposes was $17,173,000, consisting of unrealized gains of $30,708,000 on securities that had risen in value since their purchase and $13,535,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2004, the fund purchased $309,875,000 of investment securities and sold $169,947,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2004, was $7,941,000, for which the fund held cash collateral of $8,401,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

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                                                                              19

THE PEOPLE WHO GOVERN YOUR FUND

--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee                Chemical Bank Chairman's Professor of Economics, Princeton Malkiel C
(1932)               (127)                  University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                    ment fund) (since November 2001), Vanguard Group (Ireland)
                                            Limited (Irish investment management firm) (since November 2001),
                                            Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                            (software company).
---------------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.



                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

================================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The  photographs  that  appear on the cover of this  report are  copyrighted  by
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FOR MORE INFORMATION

This report is intended for the fund's  shareholders.  It may not be distributed
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(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.


Q3012 062004

                        VANGUARD(R) INTERNATIONAL EXPLORER(TM) FUND

                        April 30, 2004

[GRAPHICS APPEAR HERE]

semiannual report

                        [THE VANGUARD GROUP(R) LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------

CONTENTS

 1 LETTER FROM THE CHAIRMAN
 5 REPORT FROM THE ADVISOR
 8 FUND PROFILE
10 GLOSSARY OF INVESTMENT TERMS
11 PERFORMANCE SUMMARY
12 ABOUT YOUR FUND'S EXPENSES
14 FINANCIAL STATEMENTS

SUMMARY

- Vanguard International Explorer Fund returned 17.3% for the six months ended April 30, 2004, beating its performance yardsticks.

- For most of the fiscal half-year, stock markets here and abroad advanced, although the markets gave back some of their gains in March and April.

- The investment advisor's bottom-up stock selection approach led to a weighting in Japan that was significantly lighter than that of the benchmark index, a stance that detracted from performance.

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the first half of fiscal 2004, Vanguard International Explorer Fund built on its stellar 2003 return. The fund returned 17.3% for the six months ended April 30, buoyed by strong global economic growth, the U.S. dollar's weakness, and the investment advisor's stock selections in Europe. By comparison, the average international small-capitalization mutual fund returned 13.8%, and the benchmark index returned 15.1%.

[PHOTOS OF JOHN J. BRENNAN]

------------------------------------------------
TOTAL RETURNS                   SIX MONTHS ENDED
                                  APRIL 30, 2004
------------------------------------------------
VANGUARD INTERNATIONAL EXPLORER FUND       17.3%
S&P/Citigroup EM EPAC Index                15.1
Average International Small-Cap Fund*      13.8
MSCI All Country World Index ex USA        11.7
------------------------------------------------
*Derived from data provided by Lipper Inc.

All these results reflect the strong performance of small-cap foreign stocks, the highest-returning stock segment during the period. Your fund's impressive performance compared with its benchmarks arose partly from the advisor's decision to focus on companies that are, on average, smaller than those in the Standard & Poor's/Citigroup Extended Market Europe & Pacific (EM EPAC) Index. In addition, many of the advisor's selections were in sectors that tend to prosper as economies pull out of a downturn, such as financials and industrials.

The table above presents the six-month total returns (capital change plus reinvested distributions) of your fund and its comparative measures. The fund's starting and ending net asset values and per-share distributions appear on page 4.

STOCKS ROSE EARLY ON, THEN GAVE UP SOME OF THEIR GAINS

For most of the fiscal half-year, stock markets here and abroad advanced. However, in March and April, the markets gave back some of their gains as higher oil prices and reports of robust economic growth provoked fears of inflation and higher interest rates. In addition, the March 11 terrorist train bombings in Madrid caused stock prices to plummet before recovering somewhat; European markets in particular felt the repercussions. Nevertheless, the Morgan Stanley Capital International (MSCI) Europe Index posted a fine six-month return of 9.2% in local currencies. The U.S. dollar's weakness relative to the euro and other European currencies further augmented returns for U.S.-based investors--the Europe Index returned 12.9% in dollars, the best result among the major global regions.

Currency fluctuations largely canceled themselves out in the Pacific Rim and emerging markets, having little impact on generally solid returns. The Japanese stock market--Asia's largest--earned 13.3% in yen and 12.9% in dollars. Japanese companies benefited from the boom in China's economy, which has produced seemingly insatiable demand for industrial machinery, construction supplies, electronic components, and higher-end consumer goods, made both in Japan itself and in Japanese factories in China.

Meanwhile, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%--a solid result, but modest compared with returns from overseas. In both the U.S. and foreign markets, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2004
                                                  ------------------------------
                                                     SIX         ONE        FIVE
                                                  MONTHS        YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
MSCI All Country World Index
  ex USA (International)                           11.7%       41.3%        0.4%
Russell 1000 Index (Large-caps)                     6.1        23.9        -1.7
Russell 2000 Index (Small-caps)                     6.5        42.0         6.7
Dow Jones Wilshire 5000 Index                       6.4        26.1        -1.2
  (Entire market)
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         1.2%        1.8%        6.7%
  (Broad taxable market)
Lehman Municipal Bond Index                         1.2         2.7         5.4
Citigroup 3-Month Treasury Bill Index               0.5         1.0         3.3
================================================================================
CPI
Consumer Price Index                                1.6%        2.3%        2.5%
--------------------------------------------------------------------------------
*Annualized.

THE FUND BENEFITED FROM ITS FOCUS ON FUNDAMENTALS

Vanguard International Explorer Fund's research-intensive approach was the key to the excellent half-year return of 17.3%. The portfolio is assembled using a bottom-up process whereby the advisor conducts fundamental analysis of companies in every market in search of those that appear promising yet not overvalued. The result is a portfolio of many companies--246 at the period's end--representing a diverse range of industries in 25 developed and developing countries. About half of the stocks had market capitalizations of less than $1 billion on April 30, 2004, compared with about a quarter of the stocks in the index benchmark.

This emphasis on diversification aided the fund's return as markets around the globe rebounded strongly from a protracted slump. The fund's top ten performers during the last six months included an Austrian waste- management company, lenders from Japan and Ireland, a Spanish maker of wind-farm equipment, and a French food processor.

While the fund's advisor, Schroder Investment Management North America, bases its selection process on evaluations of individual companies--rather than on trying to identify which industry sectors or countries will outperform--regional themes do emerge in the portfolio. For example, compared with the benchmark index, the fund is modestly underweighted in the largest economies of continental Europe, but it is overweighted in Sweden, Denmark, and Ireland. This reflects the advisor's view that better opportunities currently exist in smaller economies that are more nimble and better able to adapt to a globalized economy than can larger states with more restrictive labor policies.

An additional difference from the benchmark is the fund's underweighting in Japanese stocks. Japan's market performed very strongly during the period, but the advisor thinks that small-cap stocks there may be trading at excessively high prices relative to earnings.

The advisor's selections in Europe added value relative to the benchmark. Despite some excellent stock selection in Japan, the decision to keep Japanese stocks at a below-market weighting was a negative in relative terms. The fund's average allocation of about 10% to emerging markets, mostly in Asia, also detracted from performance. For more details, see the Report from the Advisor, which begins on page 5.

ADDING INTERNATIONAL FLAIR MAKES SENSE

Including both domestic and international funds in the stock portion of your portfolio can be a wise move: Great companies can be found around the globe, and international stocks add diversity to a portfolio of U.S. equities. Vanguard International Explorer Fund is best used as just a portion of your international component, however. It offers an opportunity to invest in small-cap companies in Europe, Asia, and emerging markets; it does not offer exposure to large-cap companies internationally.

For those seeking small-cap international exposure, the fund has the added benefit of reasonable costs. The fund's 0.62% annualized expense ratio is less than half the 1.94% charged by its average mutual fund peer, according to Lipper Inc. We are confident that the fund's low cost will continue to work to your advantage year after year and be a significant factor over the long run.

We thank you for your continued trust and confidence.

Sincerely,


/S/ JOHN J. BRENNAN

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MAY 20, 2004






--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2003-APRIL 30, 2004

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                                  STARTING       ENDING      INCOME      CAPITAL
                               SHARE PRICE  SHARE PRICE   DIVIDENDS        GAINS
--------------------------------------------------------------------------------
International Explorer Fund         $11.89       $13.87      $0.067       $0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Over the six months ended April 30, 2004, Vanguard International Explorer Fund returned 17.3%, which compares with a 15.1% return for the S&P/Citigroup EM EPAC Index, a broad measure of the performance of smaller non-U.S. stocks.

THE INVESTMENT ENVIRONMENT

In the first half of fiscal 2004, equities of all market capitalizations continued the rally of the previous six months, supported by ample liquidity, low interest rates, rising leading indicators of economic activity across all major economies, and growing investor optimism about corporate earnings. Local-currency returns were enhanced for U.S.-dollar-based investors by the strength in some overseas currencies, including the euro, the British pound, and the Australian dollar.

Recent months have seen a deterioration in investor sentiment even though the pace of global growth remained impressive (with even Japan recording an annual rate of growth above 5% in the first calendar quarter), and corporate results generally confirmed optimistic expectations. However, with leading indicators peaking amid signs of an about turn in the interest rate cycle, investors began to show a marked preference for more defensive stocks and sectors. Sentiment was further undermined by increased instability in the Middle East, rising oil prices, and moves by the Chinese authorities to restrain the headlong pace of fixed-asset investment.

Overall, smaller companies continued to offer better returns than large ones in the period, with the EM EPAC Index returning 15.1% compared with a 12.4% rise in the MSCI Europe, Australasia, Far East Index. The outperformance by small companies was evident in all regions and in most sectors, with the major exception being telecommunications.
our successes and shortfalls

Stock selection in Europe continued to be the major contributor to the fund's outperformance. In the United Kingdom, our choices were particularly strong in consumer staples, financials, industrials, and information technology. In the rest of Europe, the main contributions came from our selections in the consumer discretionary, financials, and industrial sectors. While the contribution from our selections in information technology was only modestly positive, we were correct in being underweighted in the sector. In country terms, our holdings in France, Germany, Italy, and Greece were the principal contributors to the fund's gain.

Stock selection in Japan also boosted the fund's performance. In the latter part of the period, there were signs of a "return to quality" by investors, which favored our investment style (in contrast to the situation during most of the last 12 months). Stronger performers tended to be companies that were sensitive to domestic demand, such as consumer-lending and specialist-retailing businesses.

In terms of our shortfalls, our selections elsewhere in the Pacific region were a disappointment, specifically those in Hong Kong (where some of our industrial holdings lagged) and in South Korea (where, in retrospect, we were too sanguine about the extent to which strong export growth would feed into domestic demand). A number of fund holdings perceived as being sensitive to changes in consumer confidence performed poorly.

Our asset allocation had a modestly negative influence in the period. Cash holdings detracted in a period of generally rising markets, and, although our stock selection was good in Japan, our underweighting there was a significant factor as that market outperformed.

THE FUND'S POSITIONING

It is now more than a year since the current rally in equity markets began. Smaller companies, which had proved to be defensive holdings during the period of weakness that preceded the rally, have continued to offer superior returns in the upturn. Following the recent correction in international markets, we are not pessimistic about equities as an asset class, and believe that international diversification should continue to be rewarding for U.S.-based investors irrespective of market-cap differentials. However, we see stocks as having a rather different leadership this year: Secular growth and quality will be more highly valued than cyclical leverage and momentum. More-defensive sectors are likely to continue to lead, as they did in Europe in the first calendar quarter. The liquidity environment is likely to be less benign.

Where does this leave small-cap stocks? The valuation discount enjoyed by smaller companies has narrowed dramatically in the last 12 months. By most measures that we look at, only in the United Kingdom, among major markets, do smaller companies look relatively cheap compared with their larger counterparts. Furthermore, the small-cap universe is driven to a greater degree than larger stocks by sectors tied to economic cycles. This cyclical dependency is less likely to be supportive to small-caps' relative performance going forward.

However, we believe the longer-term rationale for exposure to smaller companies remains persuasive, and our focus on companies that offer the potential for above-average growth and returns should stand the portfolio in good stead in the year ahead. Many of the themes that are reflected in the fund's portfolio remain attractive: the self-sustaining domestic growth in Asia, the bias toward stocks in peripheral European markets enjoying greater pricing power, and the scope for rising corporate confidence to translate into a recovery in merger-and-acquisition activity.

The portfolio remains broadly diversified by stock and by market, with only a very modest exposure to emerging markets, mostly in Asia. Regional allocations changed only marginally over the six-month period. We moderated the portfolio's overweighting in the United Kingdom, given continued upward pressure on U.K. interest rates and a slowdown in consumer spending, to which many smaller companies are sensitive. A combination of strong relative performance and some buying increased the portfolio's exposure to the rest of Europe, although we maintain a very modest underweighting there, given our concerns about the anemic pace of recovery and the lack of commitment to economic restructuring.

The portfolio remains underweighted in Japan, where we have doubts about the durability of consumer-led growth beyond the current cyclical uplift. Smaller companies there do not look attractive relative either to larger Japanese companies or to their peers in other markets.

Matthew Dobbs, SENIOR VICE PRESIDENT

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
MAY 26, 2004

FUND PROFILE

AS OF 4/30/2004

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 10.

INTERNATIONAL EXPLORER FUND

--------------------------------------------
PORTFOLIO CHARACTERISTICS
                                 COMPARATIVE
                          FUND        INDEX*
--------------------------------------------
Number of Stocks           246         2,739
Turnover Rate            19%**            --
Expense Ratio          0.62%**            --
Short-Term Reserves         4%            --
--------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Oriflame Cosmetics SA                   1.1%
  (retail)
C&S Co. Ltd.                            0.8
  (retail)
SES Global FDR                          0.8
  (telecommunications services)
Nissin Co., Ltd.                        0.8
  (financial services)
Nipro Corporation                       0.8
  (medical devices)
Bellway PLC                             0.8
  (construction)
James Hardie Industries NV              0.8
  (construction)
Paris Miki Inc.                         0.7
  (retail)
Katokichi Co., Ltd.                     0.7
  (food)
ICAP PLC                                0.7
  (financial services)
--------------------------------------------
Top Ten                                 8.0%
--------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------
VOLATILITY MEASURES
                                 COMPARATIVE
                          FUND        INDEX*
--------------------------------------------
R-Squared                 0.95          1.00
Beta                      1.10          1.00
--------------------------------------------

--------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                 COMPARATIVE
                          FUND        INDEX*
--------------------------------------------
Basic Materials             5%           10%
Conglomerates               3             2
Consumer Cyclicals         21            22
Consumer Noncyclicals      13             9
Energy                      2             2
Financials                 18            20
Health Care                 4             6
Industrial Goods &
  Services                 16            15
Technology                  5             6
Telecommunications          3             1
Transportation              4             4
Utilities                   2             3
--------------------------------------------
Short-Term Reserves         4%           --
--------------------------------------------

--------------------------------------------
ALLOCATION BY REGION (% OF PORTFOLIO)

[PIE CHART APPEARS HERE]

EUROPE                                   66%
PACIFIC                                  22
EMERGING MARKETS                          8
SHORT-TERM RESERVES                       4


 *S&P/Citigroup EM EPAC Index.
**Annualized.

--------------------------------------------
COUNTRY DIVERSIFICATION (% OF PORTFOLIO)

                                 COMPARATIVE
                           FUND       INDEX*
--------------------------------------------
EUROPE
United Kingdom              26%          25%
France                       6            8
Germany                      5            6
Sweden                       5            2
Switzerland                  4            7
Italy                        4            4
Spain                        3            4
Denmark                      3            1
Ireland                      3            1
Finland                      2            2
Greece                       2            0
Netherlands                  1            5
Austria                      1            0
Belgium                      1            1
--------------------------------------------
Subtotal                    66%          66%
--------------------------------------------
PACIFIC
Japan                       18%          23%
Singapore                    2            1
Hong Kong                    1            2
Australia                    1            5
--------------------------------------------
Subtotal                    22%          31%
--------------------------------------------
EMERGING MARKETS
South Korea                  3%           2%
India                        2            0
Luxembourg                   1            0
Indonesia                    1            0
Taiwan                       1            0
--------------------------------------------
Subtotal                     8%           2%
--------------------------------------------
OTHER                        0%           1%
--------------------------------------------
Short-Term Reserves          4%          --
--------------------------------------------
Total                      100%         100%
--------------------------------------------

                                               Visit our website at Vanguard.com
                                         for regularly updated fund information.


*S&P/Citigroup EM EPAC Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

AS OF 4/30/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INTERNATIONAL EXPLORER FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%)                    NOVEMBER 4, 1996-APRIL 30, 2004

[BAR CHART APPEARS HERE - SCALE -60% TO 80%]

              INTERNATIONAL    S&P/CITIGROUP
FISCAL YEAR   EXPLORER FUND    EM EPAC INDEX
--------------------------------------------
       1997            -7.7             -6.2
       1998             7.9              1.1
       1999            65.3             18.0
       2000            22.4             -2.2
       2001           -28.7            -19.2
       2002            -9.2             -6.4
       2003            47.7             45.0
       2004*           17.3             15.1
--------------------------------------------------------------------------------
*Six months ended April 30, 2004.
Note: See Financial Highlights table on page 21 for dividend and capital gains information.

------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                       SINCE INCEPTION
                                                ONE     FIVE    --------------------------
                             INCEPTION DATE    YEAR    YEARS    CAPITAL    INCOME    TOTAL
------------------------------------------------------------------------------------------
International Explorer Fund*      11/4/1996  84.75%   13.78%     11.32%     0.61%   11.93%
------------------------------------------------------------------------------------------
*Total returns do not reflect the 2% redemption fee assessed on shares purchased on or after June 27, 2003, and held for less than two months.

11

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2004

                        BEGINNING                   ENDING              EXPENSES
INTERNATIONAL       ACCOUNT VALUE            ACCOUNT VALUE           PAID DURING
EXPLORER FUND          10/31/2003                4/30/2004               PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return         $1,000                   $1,173                 $3.36
Hypothetical 5% Return      1,000                    1,047                  3.16
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown are meant to highlight your ongoing costs only; they do not include your fund's low-balance fee or the 2% redemption fee that applies to shares held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP

                                                                         AVERAGE
                                                                   INTERNATIONAL
                                                        FUND      SMALL-CAP FUND
--------------------------------------------------------------------------------
International Explorer Fund                            0.62%              1.94%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

FINANCIAL STATEMENTS (UNAUDITED)

AS OF 4/30/2004

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
INTERNATIONAL EXPLORER FUND                          SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
--------------------------------------------------------------------------------
AUSTRALIA (1.5%)
  James Hardie Industries NV                      2,047,800         $     9,909
  Lion Nathan Ltd.                                1,500,000               6,771
  Promina Group Ltd.                              1,000,000               2,708
                                                                    ------------
                                                                         19,388
                                                                    ------------
AUSTRIA (1.1%)
  Mayr-Melnhof Karton AG                             56,680               7,202
  Andritz AG                                        150,840               6,942
                                                                    ------------
                                                                         14,144
                                                                    ------------
BELGIUM (0.8%)
  Sofina SA                                          62,540               3,152
  Barco NV                                           32,803               2,723
* Option International NV                            75,000               1,609
  Compagnie Nationale a Portefeuille                 10,230               1,445
  GIMV NV                                            22,726                 876
                                                                    ------------
                                                                          9,805
                                                                    ------------
CHINA (0.3%)
  Shenzhen Expressway Co. Ltd.                   13,400,000               3,951

DENMARK (2.8%)
* Topdanmark A/S                                    152,410               8,961
  Bang & Olufsen A/S B Shares                       144,880               7,958
* Jyske Bank A/S                                    140,400               7,396
  Coloplast A/S B Shares                             76,750               7,233
  Thrane & Thrane A/S                               139,140               4,931
                                                                    ------------
                                                                         36,479
                                                                    ------------
FINLAND (2.4%)
  Kone Corp. B Shares                               154,210               8,966
  Finnlines Oyj                                     221,890               6,232
  YIT-Yhtyma Oyj                                    278,200               5,186
* Elisa Oyj Class A                                 375,970               5,138
  OKO Bank (Osuuspankkien Keskuspankki Oyj)         245,990               5,007
  Alma Media Corp. Oyj                              114,200               1,034
                                                                    ------------
                                                                         31,563
                                                                    ------------
FRANCE (5.7%)
  Gecina SA                                         123,050               9,175
  Eiffage SA                                         54,120               8,992
  Guyenne et Gascogne SA                             74,520               8,442
  Groupe Bourbon SA                                  67,930               8,013
* Groupe Partouche SA                               323,310               6,763
  Unibail Co.                                        71,210               6,727
  Imerys                                             27,980               6,366
  Compagnie des Alpes                                69,869               5,444
  Viel et Compagnie                                 923,485               4,395
  Kaufman & Broad SA                                107,494               3,971
  Wendel Investissement                              64,560               2,973
  Tessi SA                                           59,962               2,433
* Iliad SA                                           18,681                 455
  Norbert Dentressangle                               8,735                 443
                                                                    ------------
                                                                         74,592
                                                                    ------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                     SHARES               (000)
--------------------------------------------------------------------------------
GERMANY (5.3%)
  Aareal Bank AG                                    265,680         $     9,268
  Hochtief AG                                       315,640               8,831
  Takkt AG                                        1,047,960               8,241
  Rheinmetall AG Pfd.                               197,470               8,048
  MPC Muenchmeyer Petersen Capital AG               142,860               7,648
  Depfa Bank PLC                                     48,490               7,273
  Vossloh AG                                        141,900               7,144
  IKB Deutsche Industriebank AG                     290,330               6,804
* Techem AG                                         152,080               3,327
  Grenkeleasing AG                                   76,193               2,926
  Hawesko Holding AG                                  8,041                 244
                                                                    ------------
                                                                         69,754
                                                                    ------------
GREECE (1.6%)
  Public Power Corp.                                301,940               7,659
  Cosmote Mobile Communications SA                  475,100               7,632
  Greek Organization of Football Prognostics        269,090               5,135
* Hellenic Exchanges SA                             103,271                 896
                                                                    ------------
                                                                         21,322
                                                                    ------------
HONG KONG (1.4%)
  Asia Aluminum Holdings Ltd.                    34,178,000               3,944
  Moulin International Holdings Ltd.              4,890,000               3,417
* Next Media Ltd.                                 7,999,000               3,051
  Fountain Set (Holdings) Ltd.                    3,300,000               2,454
  TPV Technology Ltd.                             3,500,000               2,333
  Asia Satellite Telecommunications
    Holdings Ltd.                                   850,000               1,471
  Kingmaker Footwear Holdings Ltd.                3,805,836               1,452
                                                                    ------------
                                                                         18,122
                                                                    ------------
INDIA (1.8%)
*(1)LIC Housing Warrants Exp. 11/13/2006          1,638,940               6,829
*(1)Canara Bank Ltd. Warrants Exp. 8/25/2006      1,722,000               6,470
*(1)Reliance Capital Warrants Exp. 10/16/2006     1,503,600               4,972
*(1)Zee Telefilm Warrants Exp. 5/19/2006          1,661,765               4,812
                                                                    ------------
                                                                         23,083
                                                                    ------------
INDONESIA (1.0%)
  PT Central Bank Asia Tbk                       20,428,500               9,072
* PT Bank Rakyat Indonesia                       20,000,000               3,928
                                                                    ------------
                                                                         13,000
                                                                    ------------
IRELAND (2.5%)
  DCC PLC                                           613,130               9,334
  Jurys Doyle Hotel Group PLC                       709,470               8,675
* Eircom Group PLC                                4,359,930               7,631
  Anglo Irish Bank Corp. PLC                        454,940               7,444
                                                                    ------------
                                                                         33,084
                                                                    ------------
ITALY (4.0%)
  Beni Stabili SpA                               11,678,910               8,596
  Compagnie Industriali Riunite SpA               4,038,250               7,794
  Mondadori (Arnoldo) Editore SpA                   818,690               7,645
  Autostrada Torino-Milano SpA                      453,130               6,877
  Sol SpA                                         1,653,190               6,441
  Saipem SpA                                        627,920               5,886
  Ergo Previdenza SpA                               645,877               3,856
  Italmobiliare SpA                                  52,020               2,436
  Italmobiliare SpA Non-Convertible Risp.            69,530               2,368
                                                                    ------------
                                                                         51,899
                                                                    ------------
JAPAN (18.3%)
  C&S Co. Ltd.                                      470,000              10,690
  Nissin Co., Ltd.                                2,900,000              10,590
  Nipro Corp.                                       700,000              10,086
  Paris Miki Inc.                                   420,000               9,800
  Katokichi Co., Ltd.                               540,000               9,782
  Nissin Healthcare Food Service Co. Ltd.           480,000               9,352
  Gunze Ltd.                                      1,900,000               9,194
  Bellsystem24, Inc.                                 42,000               9,119
  Tokyo Ohka Kogyo Co., Ltd.                        450,000               8,808
  Nippon Chemi-Con Corp.                          1,580,000               8,734
  Q.P. Corp.                                      1,000,000               8,518
  Sato Corp.                                        330,000               7,984
  Eneserve Corp.                                    170,000               6,732
  KOA Corp.                                         660,000               6,298
  Hokuetsu Paper Mills, Ltd.                      1,000,000               5,455
  The Hiroshima Bank, Ltd.                        1,200,000               5,372
  Sumitomo Warehouse Co. Ltd.                     1,300,000               5,242
  Sumitomo Titanium Corp.                           220,000               5,064
  Nippon Sanso Corp.                              1,100,000               5,014
  XEBIO Co., Ltd.                                   180,000               4,755
  Teikoku Oil Co., Ltd.                             900,000               4,616
  Daicel Chemical Industries Ltd.                 1,000,000               4,422
  ABC-Mart Inc.                                     180,000               4,371
  Plenus Co. Ltd.                                   140,000               4,339
  Ushio Inc.                                        220,000               4,107
  Idec Izumi Corp.                                  410,000               3,730
  Saizeriya Co., Ltd.                               250,000               3,409
  Sammy Corp.                                        80,000               3,385
  Nippon System Development Co., Ltd.               153,500               3,345
  Amada Co., Ltd.                                   560,000               3,151

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
INTERNATIONAL EXPLORER FUND                          SHARES               (000)
--------------------------------------------------------------------------------
  Sanyo Chemical Industries, Ltd.                   440,000         $     3,098
  Belluna Co., Ltd.                                  87,945               3,044
  Mimasu Semiconductor Industry Co., Ltd.           189,000               3,023
  Japan Airport Terminal Co., Ltd.                  314,000               3,016
  Toppan Forms Co., Ltd.                            220,000               2,982
  Tsubaki Nakashima Co., Ltd.                       230,500               2,979
  Kureha Chemical Industry Co.                      700,000               2,899
  Maeda Corp.                                       655,000               2,612
  Nippon Thompson Co., Ltd.                         380,000               2,569
  TOC Co., Ltd.                                     283,000               2,562
* D & M Holdings Inc.                               630,000               2,301
  Drake Beam Morin Japan Inc.                        81,500               2,120
  Lopro Corp.                                       340,000               2,086
  Meitec Corp.                                       57,000               2,009
* Columbia Music Entertainment, Inc.              1,500,000               1,672
  Santen Pharmaceutical Co. Ltd.                     63,200                 992
  Toho Real Estate Co., Ltd.                        242,000                 965
  Glory Ltd.                                         58,200                 925
  NEC System Integration & Construction Ltd.         70,000                 662
  Toyo Tire & Rubber Co., Ltd.                      251,000                 625
  Ariake Japan Co., Ltd.                             22,400                 615
  Inaba Denki Sangyo Co., Ltd.                       23,000                 437
  Trusco Nakayama Corp.                              26,700                 427
* Sammy Corp. Warrants Exp. 6/30/2006                 1,480                  54
  Resorttrust, Inc.                                     360                   9
* Belluna Co. Ltd. Warrants Exp. 9/29/2006            1,500                  --
                                                                    ------------
                                                                        240,147
                                                                    ------------
LUXEMBOURG (0.8%)
  SES Global FDR                                  1,080,710              10,338

NETHERLANDS (1.3%)
* Koninklijke Vopak NV                              481,400               8,368
* Fugro NV                                          113,550               6,577
  Grolsch NV                                         70,641               2,003
* Laurus NV                                         702,660                 960
                                                                    ------------
                                                                         17,908
                                                                    ------------
NORWAY (0.4%)
* Golar LNG Ltd.                                    392,440               5,077

SINGAPORE (1.7%)
* United Test and Assembly Center Ltd.           14,000,000               7,241
  SembCorp Industries Ltd.                        6,500,000               5,463
  Venture Corp. Ltd.                                400,000               4,490
  Singapore Airport Terminal Services Ltd.        1,867,000               2,162
  YHI International Ltd.                          3,200,000               2,125
  Seksun Corp., Ltd.                              3,700,000               1,109
                                                                    ------------
                                                                         22,590
                                                                    ------------
SOUTH KOREA (3.3%)
  Hyundai Mobis                                     178,930               7,686
  Hyundai Department Store Co., Ltd.                257,820               6,965
  Daewoo Engineering & Construction Co., Ltd.     1,610,000               5,914
  Daegu Bank                                      1,000,000               5,736
* Seoul Securities Co.                            1,755,670               4,624
  Kangwon Land Inc.                                 361,839               4,117
  LG Ad Inc.                                        192,870               3,255
  Pusan Bank                                        500,000               2,910
  Yuhan Corp.                                        40,000               2,417
                                                                    ------------
                                                                         43,624
                                                                    ------------
SPAIN (3.3%)
* Baron de Ley, SA                                  205,890               8,935
  Gamesa Corporacion Tecnologica SA                 194,630               8,066
  Enagas SA                                         700,450               7,952
  Compania de Distribucion Integral Logista, SA     250,960               7,825
  Red Electrica de Espana SA                        479,540               7,801
  Acciona SA                                         52,200               3,226
                                                                    ------------
                                                                         43,805
                                                                    ------------
SWEDEN (4.6%)
* Oriflame Cosmetics SA                             450,849              14,016
  Swedish Match AB                                  953,100               9,607
  Saab AB                                           628,740               8,477
  D. Carnegie & Co. AB                              650,642               6,941
  Axfood AB                                         278,520               6,435
  Eniro AB                                          621,490               5,044
* Capio AB                                          467,580               4,101
* Wedkins Skor & Accessoarer AB                  10,792,830               3,221
* Transcom WorldWide SA                             717,068               2,957
* Eniro AB Rights Exp. 5/10/2004                    600,000                  99
                                                                    ------------
                                                                         60,898
                                                                    ------------
SWITZERLAND (4.1%)
  Lindt & Spruengli AG                                9,500               9,452
  Kuoni Reisen Holding AG (Registered)               23,230               9,048
  Helvetia Patria Holding AG                         44,329               7,658
  Schindler Holding AG (Ptg. Ctf.)                   27,360               7,459
  Valora Holding AG                                  25,770               6,052
  Geberit AG                                          8,260               5,020
  Bank Sarasin & Cie AG                               2,810               4,300
  BKW FMB Energie AG                                  6,600               3,156
  SAIA-Burgess Electronics AG                         3,140               1,523
                                                                    ------------
                                                                         53,668
                                                                    ------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                     SHARES               (000)
--------------------------------------------------------------------------------
TAIWAN (0.6%)
*(1)Basso Industry Warrants Exp. 5/26/2006        2,063,260         $     4,097
*(1)Asia Optical Co. Warrants Exp. 9/5/2006         522,920               3,681
                                                                    ------------
                                                                          7,778
                                                                    ------------
UNITED KINGDOM (26.5%)
  Bellway PLC                                       720,000               9,921
  ICAP PLC                                        2,000,000               9,771
* Eidos PLC                                       3,166,250               9,545
  Britannic Group PLC                             1,505,000               9,074
  Intermediate Capital Group PLC                    390,000               8,306
  Alexon Group PLC                                1,500,000               8,250
  Galen Holdings PLC                                580,000               8,197
  Chrysalis Group PLC                             2,100,000               8,156
  Paragon Group Companies PLC                     1,250,000               7,914
  Abbot Group PLC                                 2,550,000               7,868
  Inchape PLC                                       295,000               7,852
  Somerfield PLC                                  2,800,000               7,820
  RAC PLC                                           625,000               7,703
  The Future Network PLC                          6,264,574               7,665
  Trinity Mirror PLC                                700,000               7,641
  Findel PLC                                      1,150,000               7,637
  Close Brothers Group PLC                          525,000               7,625
  iSOFT Group PLC                                 1,025,000               7,416
  Redrow PLC                                      1,150,000               7,357
  Whatman PLC                                     1,937,500               6,958
  Carillion PLC                                   2,200,000               6,944
  Forth Ports PLC                                   317,277               6,746
  Nestor Healthcare Group PLC                     1,699,235               6,486
  Headlam Group PLC                                 940,000               6,376
  Wilson Bowden PLC                                 320,000               6,242
  Stanley Leisure PLC                               700,000               6,170
  Balfour Beatty PLC                              1,350,000               6,021
  The Go-Ahead Group PLC                            260,000               5,925
* Photo-Me International PLC                      2,800,000               5,909
  John Laing PLC                                  1,500,000               5,752
  Care U.K. PLC                                   1,080,698               5,711
  Stagecoach Group PLC                            3,800,000               5,543
  Mersey Docks & Harbour Co.                        450,000               5,458
  Quintain Estates & Development PLC                750,000               5,393
  Greggs PLC                                         85,000               5,132
  SIG PLC                                           800,000               5,114
  London Merchant Securities PLC                  1,600,000               4,724
  Speedy Hire PLC                                   628,102               4,678
  Domestic & General Group PLC                      435,000               4,590
  Taylor Woodrow PLC                                900,000               4,501
  AEA Technology PLC                              1,075,724               4,483
  Alfred McAlpine Group PLC                         800,000               4,455
  Games Workshop Group PLC                          332,500               4,351
  Babcock International Group PLC                 2,250,000               4,229
  The Davis Service Group PLC                       600,000               4,086
  First Choice Holidays PLC                       1,700,000               3,859
  Shaftesbury PLC                                   850,000               3,829
  French Connection Group PLC                       461,255               3,628
  Goldshield Group PLC                              800,000               3,556
  William Hill PLC                                  340,000               3,232
  Westbury PLC                                      400,000               3,206
  BPP Holdings PLC                                  540,000               3,103
  Emap PLC                                          200,000               3,066
  Low & Bonar PLC                                 1,300,000               2,640
  Liontrust Asset Management PLC                    380,000               2,561
  Courts PLC                                        526,590               2,475
* London Clubs International PLC                  1,007,937               2,346
  Alpha Airports Group PLC                        1,550,000               2,130
  The Berkeley Group PLC                            120,000               2,085
  Meggitt PLC                                       383,333               1,744
  Shanks Group PLC                                  742,800               1,646
  Reed Health Group PLC                             984,540               1,257
* NDS Group PLC ADR                                  47,470               1,219
  J.D. Wetherspoon PLC                              159,230                 858
  Management Consulting Group PLC                   146,572                  98
                                                                    ------------
                                                                        346,233
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $1,144,928)                                                   1,272,252
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
INTERNATIONAL EXPLORER FUND                          SHARES               (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.2%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.04%, 5/3/2004                                   $46,330         $    46,330
  1.04%, 5/3/2004--Note F                            86,953              86,953
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $133,283)                                                       133,283
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.3%)
  (Cost $1,278,211)                                                   1,405,535
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      9,754
Security Lending Collateral Payable
  to Brokers--Note F                                                    (86,953)
Other Liabilities                                                       (18,306)
                                                                    ------------
                                                                        (95,505)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 94,456,781 outstanding $.001
  par value shares of beneficial interest
(unlimited authorization)                                            $1,310,030
================================================================================

NET ASSET VALUE PER SHARE                                                $13.87
================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, the aggregate value of these securities was $30,861,000, representing 2.4% of net assets.
ADR--American Depositary Receipt.
FDR--Fiduciary Depositary Receipt.
(Ptg. Ctf.)--Participating Certificate.


                                                     AMOUNT                 PER
                                                      (000)               SHARE
--------------------------------------------------------------------------------
AT APRIL 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                  $1,160,979              $12.29
Undistributed Net Investment Income                   6,052                 .06
Accumulated Net Realized Gains                       15,756                 .17
Unrealized Appreciation (Depreciation)
  Investment Securities                             127,324                1.35
  Foreign Currencies                                    (81)                 --
--------------------------------------------------------------------------------
NET ASSETS                                       $1,310,030              $13.87
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                    INTERNATIONAL EXPLORER FUND
                                                SIX MONTHS ENDED APRIL 30, 2004
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                            $ 9,307
  Interest                                                                  307
  Security Lending                                                          309
--------------------------------------------------------------------------------
    Total Income                                                          9,923
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             1,204
    Performance Adjustment                                                   --
  The Vanguard Group--Note C
    Management and Administrative                                         1,089
    Marketing and Distribution                                               52
  Custodian Fees                                                            344
  Shareholders' Reports                                                       5
--------------------------------------------------------------------------------
    Total Expenses                                                        2,694
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     7,229
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             21,238
  Foreign Currencies                                                       (259)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 20,979
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  76,778
  Foreign Currencies                                                       (142)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         76,636
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $104,844
================================================================================
*Dividends are net of foreign withholding taxes of $1,103,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                  INTERNATIONAL EXPLORER FUND
                                               ---------------------------------
                                                  SIX MONTHS               YEAR
                                                       ENDED              ENDED
                                               APR. 30, 2004      OCT. 31, 2003
                                                       (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $   7,229            $ 2,300
  Realized Net Gain (Loss)                            20,979              1,080
  Change in Unrealized Appreciation (Depreciation)    76,636             63,335
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      104,844             66,715
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                               (3,151)              (793)
  Realized Capital Gain                                   --                 --
--------------------------------------------------------------------------------
    Total Distributions                               (3,151)              (793)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                             870,638            369,137
  Issued in Lieu of Cash Distributions                 2,859                705
  Redeemed*                                          (85,361)          (111,770)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                             788,136            258,072
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          889,829            323,994
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                420,201             96,207
--------------------------------------------------------------------------------
  End of Period                                   $1,310,030           $420,201
================================================================================

1Shares Issued (Redeemed)
  Issued                                              65,242             35,913
  Issued in Lieu of Cash Distributions                   228                 87
  Redeeme                                             (6,352)           (12,522)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding     59,118             23,478
================================================================================
*Net of redemption fees of $120,000 and $30,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INTERNATIONAL EXPLORER FUND

------------------------------------------------------------------------------------------------------
                               SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT    APRIL 30,  -----------------------------------------------------
  EACH PERIOD                              2004       2003      2002        2001      2000       1999
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $11.89     $ 8.11     $9.07     $15.50     $14.29     $ 9.35
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)              .111*      .14*      .08        .05       (.05)       .06
  Net Realized and Unrealized Gain
    (Loss) on Investments                  1.936      3.70      (.90)     (3.78)      3.23       5.62
------------------------------------------------------------------------------------------------------
    Total from Investment Operations       2.047      3.84      (.82)     (3.73)      3.18       5.68
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income    (.067)      (.06)     (.14)      (.09)      (.01)      (.04)
  Distributions from Realized Capital Gains  --         --        --      (2.61)     (1.96)      (.70)
------------------------------------------------------------------------------------------------------
    Total Distributions                   (.067)      (.06)     (.14)     (2.70)     (1.97)      (.74)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $13.87     $11.89     $8.11     $ 9.07     $15.50     $14.29
======================================================================================================

TOTAL RETURN**                           17.28%     47.70%    -9.24%    -28.67%     22.37%     65.27%
======================================================================================================

RATIO/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)   $1,310       $420       $96        $22        $19        $10
  Ratio of Expenses to Average
    Net Assets                           0.62%+      0.73%   1.04%++    1.50%++    1.50%++    1.50%++
  Ratio of Net Investment Income
    (Loss) to Average Net Assets         1.66%+      1.52%     1.13%      0.15%    (0.26%)      0.53%
  Portfolio Turnover Rate                  19%+        60%       40%        48%        86%        81%
======================================================================================================

 *Calculated based on average shares outstanding.
**Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months. +Annualized.
++Expense ratios before waivers and reimbursements of expenses were 1.55%, 2.19%, 2.32%, and 2.74%, respectively.



SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.
A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund's pricing time, to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund's fair-value procedures, exchange rates may be adjusted if they change significantly before the fund's pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance since July 31, 2002, relative to the S&P Citigroup Extended Market Europe & Pacific Index. For the six months ended April 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.28% of the fund's average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2004, the fund had contributed capital of $181,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.18% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2004, the fund realized net foreign currency losses of $259,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2003, the fund had available realized losses of $5,482,000 to offset future net capital gains of $766,000 through October 31, 2009, and $4,716,000 through October 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2004, net unrealized appreciation of investment securities for tax purposes was $126,923,000, consisting of unrealized gains of $146,410,000 on securities that had risen in value since their purchase and $19,487,000 in unrealized losses on securities that had fallen in value since their purchase.

The fund had net unrealized foreign currency losses of $81,000 resulting from the translation of other assets and liabilities at April 30, 2004.

E. During the six months ended April 30, 2004, the fund purchased $863,300,000 of investment securities and sold $76,594,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at April 30, 2004, was $82,501,000, for which the fund held cash collateral of $86,953,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee                Chemical Bank Chairman's Professor of Economics, Princeton Malkiel C
(1932)               (127)                  University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                    ment fund) (since November 2001), Vanguard Group (Ireland)
                                            Limited (Irish investment management firm) (since November 2001),
                                            Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                            (software company).
---------------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

                                                       [SHIP(R) LOGO]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
 To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1262 062004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD WHITEHALL FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  June 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD WHITEHALL FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  June 14, 2004

       VANGUARD WHITEHALL FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  June 14, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.